EXHIBIT 21.1
HF SINCLAIR CORPORATION
SUBSIDIARIES OF REGISTRANT

Name of Entity	State or Country of Incorporation or Organization

7037619 Canada Inc.	Canada
Artesia PTU LLC	Delaware
Artesia Renewable Diesel Company LLC	Delaware
Black Eagle LLC	Delaware
Cheyenne Logistics LLC	Delaware
Cheyenne Pipeline LLC (joint venture)	Texas
Cheyenne Renewable Diesel Company LLC	Delaware
Cushing Connect Pipeline & Terminal LLC (joint venture)	Delaware
Cushing Connect Pipeline Holdings LLC (joint venture subsidiary)	Delaware
Cushing Connect Terminal Holdings LLC (joint venture subsidiary)	Delaware
Eagle Consolidation LLC	Delaware
EDR Realty LLC	Delaware
El Dorado Logistics LLC	Delaware
El Dorado Osage LLC	Delaware
El Paso Operating LLC	Delaware
Ethanol Management Company LLC	Delaware
Frontier Aspen LLC (f/k/a HEP Casper SLC LLC)	Delaware
Frontier Pipeline LLC	Delaware
Frontier Refining & Marketing LLC	Delaware
HEP Cheyenne LLC	Delaware
HEP Cushing LLC (f/k/a HEP Cheyenne Shortline LLC)	Delaware
HEP El Dorado LLC	Delaware
HEP Fin-Tex/Trust-River, L.P.	Texas
HEP Logistics GP, L.L.C	Delaware
HEP Logistics Holdings, L.P.	Delaware
HEP Mountain Home, L.L.C.	Delaware
HEP Navajo Southern, L.P.	Delaware
HEP Oklahoma LLC	Delaware
HEP Pipeline Assets, Limited Partnership	Delaware
HEP Pipeline GP, L.L.C.	Delaware
HEP Pipeline, L.L.C.	Delaware
HEP Refining Assets, L.P.	Delaware
HEP Refining GP, L.L.C.	Delaware
HEP Refining, L.L.C.	Delaware
HEP Tulsa LLC	Delaware
HEP Woods Cross, L.L.C.	Delaware
HF Sinclair Asphalt Company LLC (f/k/a HollyFrontier Asphalt Company LLC)	Delaware
HF Sinclair Casper Refining LLC (f/k/a Sinclair Casper Refining Company LLC)	Delaware
HF Sinclair Cheyenne Refining LLC (f/k/a HollyFrontier Cheyenne Refining LLC)	Delaware
HF Sinclair El Dorado Refining LLC (f/k/a HollyFrontier El Dorado Refining LLC)	Delaware
HF Sinclair Field Services LLC (f/k/a Sinclair Field Services LLC)	Delaware
HF Sinclair Golf Course LLC (f/k/a Sinclair Golf Course LLC)	Delaware
HF Sinclair Navajo Refining LLC (f/k/a HollyFrontier Navajo Refining LLC)	Delaware
HF Sinclair Parco Refining LLC (f/k/a Sinclair Wyoming Refining Company LLC)	Delaware
HF Sinclair Payroll Services, Inc. (f/k/a HollyFrontier Payroll Services, Inc.)	Delaware
HF Sinclair Puget Sound Refining LLC (f/k/a HollyFrontier Puget Sound Refining LLC)	Delaware
HF Sinclair Refining & Marketing LLC (f/k/a HollyFrontier Refining & Marketing LLC)	Delaware
HF Sinclair Renewables Holding Company LLC (f/k/a HollyFrontier Renewables Holding Company LLC)	Delaware
HF Sinclair Renewables Marketing LLC (f/k/a HollyFrontier Renewables Marketing LLC)	Delaware
HF Sinclair Transportation LLC (f/k/a HollyFrontier Transportation LLC)	Delaware
HF Sinclair Tulsa Refining LLC (f/k/a HollyFrontier Tulsa Refining LLC)	Delaware
HF Sinclair Woods Cross Refining LLC (f/k/a HollyFrontier Woods Refining LLC)	Delaware
Holly Energy Finance Corp.	Delaware
Holly Energy Holdings LLC	Delaware
Holly Energy Partners – Operating, L.P. (1)	Delaware
Holly Energy Partners, L.P.	Delaware
Holly Energy Storage – Lovington LLC	Delaware
Holly Logistic Services, L.L.C.	Delaware
Holly Logistics Limited LLC	Delaware
Holly Petroleum, Inc.	Delaware

Holly Refining Communications, Inc.	Delaware
HollyFrontier Corporation	Delaware
HollyFrontier Cyprus Limited	Cyprus
HollyFrontier Holdings LLC	Delaware
HollyFrontier LSP Brand Strategies LLC	Delaware
HollyFrontier LSP Europe B. V. (f/k/a Petro-Canada Lubricants Netherlands B.V.)	Netherlands
HollyFrontier LSP Holdings LLC	Delaware
HollyFrontier LSP Latin America Holdings LLC	Delaware
HollyFrontier LSP Mexico S. de R.L. de C.V.	Mexico
HollyFrontier LSP Services LLC	Delaware
HollyFrontier LSP US Holdings LLC	Delaware
HollyFrontier Luxembourg Holding Company	Luxembourg
HollyFrontier Netherlands B.V.	Netherlands
HollyFrontier Services LLC	Delaware
Hollymarks, LLC	Delaware
HRM Realty, LLC	Delaware
Jia Shi Lubricants Trading (Shanghai) Co. Ltd.	China
Lea Refining Company	Delaware
Lovington-Artesia, L.L.C.	Delaware
Navajo Holdings, Inc.	New Mexico
Navajo Pipeline Co., Inc. (f/k/a Navajo Pipeline Co., L.P.)	Delaware
Navajo Pipeline GP, L.L.C.	Delaware
Navajo Pipeline LP, L.L.C.	Delaware
NWNAL LLC	Delaware
Osage Pipe Line Company, LLC (joint venture)	Delaware
Petro-Canada America Lubricants LLC (2)	Delaware
Petro-Canada Europe Lubricants Limited	U.K.
Petro-Canada Lubricants Inc.	Canada
Rawlins PTU LLC	Delaware
Red Giant Oil Company LLC	Delaware
Roadrunner Pipeline, L.L.C.	Delaware
Sinclair Crude Company LLC	Delaware
Sinclair Holding LLC (f/k/a Hippo Holding LLC)	Delaware
Sinclair Logistics LLC	Delaware
Sinclair Oil LLC (f/k/a Sinclair Oil Corporation)	Delaware
Sinclair Pipeline Company LLC	Delaware
Sinclair Transportation Company LLC (3)	Delaware
Sinclair Trucking Company LLC	Delaware
Sinclair Tulsa Refining Company LLC	Wyoming
SLC Pipeline LLC (f/k/a HEP SLC, LLC)	Delaware
Sonneborn do Brasil Representacoes Comerciais LTDA	Brazil
Sonneborn Refined Products B.V.	Netherlands
Sonneborn US Holdings LLC	Delaware
Sonneborn, LLC	Delaware
UNEV Pipeline, LLC	Delaware
Wainoco Oil and Gas Company	Delaware
Wainoco Resources, Inc.	Delaware
Wyoming Renewable Diesel Company LLC	Wyoming

(1)Holly Energy Partners – Operating, L.P. also does business as HF Sinclair Midstream.
(2)Petro-Canada America Lubricants LLC also does business as Intelligro.
(3)Sinclair Transportation Company LLC also does business as Sinclair Pipeline Company and Sinclair Terminal Company.